UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
__________________

Date of Report (Date of earliest event reported): February 16, 2023
___________________

DIFFUSION PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 East Main Street, Suite 201 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DFFN	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.02         Termination of a Material Definitive Agreement

Information required by Item 1.02 of Form 8-K included in Items 2.05 or 5.02 of this Current Report is incorporated herein by reference.

Item 2.05          Costs Associated with Exit or Disposal Activities

On February 16, 2023, in connection with its previously announced ongoing strategic review process and efforts to utilize and preserve assets in a manner that maximizes value for its stockholders, Diffusion Pharmaceuticals Inc. (the “Company” or “Diffusion”) committed to a reduction in force that is expected to impact six of the Company’s 13 current employees. The reduction is a cash preservation measure and impacts employees primarily in the Company’s clinical operations function. As previously announced, as part of the strategic review process, Diffusion is actively evaluating potential transactions involving its current lead product candidate, trans sodium crocetinate (“TSC”), including a sale or out-license. In connection with this process and pending its conclusion, the Company has paused significant portions of its TSC development activities, including initiation of the Company’s previously announced Phase 2 study of TSC in newly diagnosed GBM patients. Diffusion expects to record a one-time charge of approximately $1.1 million in the first quarter of 2023 in connection with the reduction in force, primarily related to one-time termination benefits to be paid in cash, which is expected to be completed in March 2023.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As part of the reduction in force, the Company determined that Dr. Christopher D. Galloway, M.D., the Company’s Chief Medical Officer, will depart Diffusion effective March 1, 2023. Dr. Galloway has served as the Company’s Chief Medical Officer since October 2020.

In connection with the departure of Dr. Galloway and certain other executive employees exiting as part of the reduction in force that are party to an employment agreement with the Company, Diffusion intends to enter into a separation letter agreement and release with each such employee dated as of the employee’s last day of employment (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, the departing employee party thereto (the “Executive”) will be entitled to separation benefits in accordance with the terms of the employee’s employment agreement, including a lump-sum payment of nine months (75%) of the Executive’s current annual base salary and a pro-rated annual cash bonus for the current calendar year based on the number of days served as an Executive during 2023. All options to purchase Company common stock held by the Executive that are outstanding and vested as of the separation date will remain exercisable for a period of three months from the date of separation, in accordance with their respective terms. In addition, the Company will also provide a lump-sum payment in respect of continuation health insurance coverage premiums for the Executive and the Executive’s eligible dependents for a period of twelve months after the separation date.

As consideration for the separation benefits, pursuant to the Separation Agreement, the Executive will agree to release the Company and certain related parties, including the Company’s stockholders, directors, officers, and employees, from all claims and liabilities arising prior to the date of the Separation Agreement under federal and state laws and, as applicable, reaffirms the confidentiality, non-competition, non-solicitation, non-disparagement and certain other customary provisions in the Executive’s employment agreement, which, except as otherwise set forth in the Separation Agreement, shall terminate effective as of the Executive’s separation date.

The foregoing summary of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text thereof, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including the regarding the Company’s ongoing strategic alternative review process; expected costs and savings associated with the Company’s reduction in force; and the Company’s entry into one or more Separation Agreements. The Company may, in some cases, use terms such as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained herein, forward-looking statements by their nature involve risks and uncertainties, known and unknown, many of which are beyond the Company’s control and, as a result, the Company’s actual results could differ materially from those expressed or implied in any forward-looking statement. Particular risks and uncertainties include, among other things, those related to: the Company’s ongoing strategic alternative review process; the negotiation (if any) and execution of individual Separation Agreements; the risk that the Company may not realize expected cost savings from the reduction in force, including the anticipated decrease in operational expenses, at the levels it expects; the internal and external costs required for its ongoing and planned activities, and the resulting impact on expense and use of cash, may be higher than expected which may cause the Company to use cash more quickly than it expects or change or curtail some of its plans or both; the Company’s expectations as to expenses, cash usage and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than its assumptions; general economic, political, business, industry, and market conditions, including the ongoing COVID-19 pandemic, inflationary pressures, and geopolitical conflicts; and the other factors discussed under the heading “Risk Factors” in the Company’s filings most recent Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission. Any forward-looking statements in this press release speak only as of the date hereof (or such earlier date as may be identified) and, except as required by applicable law, rule, or regulation, the Company undertakes no obligation to update any such statements after the date hereof.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Form of Separation Agreement and General Release by and between Diffusion Pharmaceuticals Inc. and certain executive employees
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2023	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ William Elder
	Name:	William Elder
	Title:	General Counsel & Corporate Secretary